Exhibit 99.2

Item #4 Form ABS Due Diligence 15E

Item #5 Form ABS Due Diligence 15E

To Whom It May Concern:

Solidifi Title & Closing, LLC ("Solidifi") was engaged by Waterfall Asset Management, LLC on behalf of Ready Capital Corporation as diligence agent to provide title reports for a population of 1,227 mortgage loans. Solidifi, in order to provide said reports, completed a detailed land records search on each asset to obtain all of the following information as it pertains to the ownership & encumbrance of each residential asset pledged as security:

•	Vesting Information
•	Transfer/Conveyance Information
•	Mortgage Information
•	Judgment/Lien Information
•	Additional Recorded Document Information
•	Bankruptcy Information
•	Legal Description
•	Taxes

Provided with each title report was a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all property report data output information.

The assets reviewed in this population of 1,227 mortgage loans were a combination of commercial, residential single family, mixed-use, office and retail properties.

Solidifi completed a review of the 1,227 title reports to identify potential liens/judgments that may exists affecting each mortgage loan’s first lien status, as well as liens/judgments recorded post-origination. With respect to these 1,227 mortgage loans:

1.       As set forth in the title reports, the subject mortgage is recorded in the appropriate recording jurisdiction.

2.       As set forth in the title search reports, the subject mortgage is in 1st lien position, with the exception of:

a.	101 mortgage loans for which potentially superior, pre-origination mortgage and/or non-mortgage liens were found of record. For those loans, the total amount of such potentially superior, pre-origination mortgage and/or non-mortgage liens is $20,847,602.62. For these same loans, Solidifi reviewed the origination title policies and affirms that none took exception to the prior mortgage and/or non-mortgage liens.
b.	1 mortgage loan for which potentially superior, pre-origination mortgage and/or non-mortgage liens were found of record. For those loans, the total amount of such potentially superior, pre-origination mortgage and/or non-mortgage liens is $66,600.00. For these same loans, Solidifi reviewed the origination title policies and affirms that this took exception to the prior mortgage and/or non-mortgage liens.
c.	For the remaining 6 loans found to have pre-origination mortgage and/or non-mortgage liens, the origination title policies were either unavailable, or did not insure over the lien recorded of record. The total dollar amount of pre-origination mortgage and/or non-mortgage liens not insured over by a title policy is $1,016,964.00.

3.       As set forth in the title search reports:

a.	25 mortgage loans with a potentially superior, post-origination Municipal liens. The total amount of such potentially superior, post-origination municipal liens is $96,973.21.

Thank You,

/s/ Robert J. Smith, President

Solidifi Title & Closing, LLC

Solidifi | 88 Silva Lane, Suite 210 | Middletown | Rhode Island | 02842 | P: 1.401.239.5330 | F: 1.401.851.7950 | www.solidifi.com